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                                  COHEN & STEERS
                                -------------------
                                SPECIAL EQUITY FUND


                                  QUARTERLY REPORT

                                 SEPTEMBER 30, 1998


COHEN & STEERS
SPECIAL EQUITY FUND                                  First Class Mail
757 THIRD AVENUE                                       U.S Postage
NEW YORK, NY 10017                                       PAID
                                                      Boston, MA
                                                    Permit No. 56712


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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

October 15, 1998

To Our Shareholders:

     We are pleased to submit to you the report for Cohen & Steers Special Equity Fund, Inc. for the quarter and nine months ended September 30, 1998. The net asset value per share at that date was $21.78. Regular dividends are reviewed semi-annually; therefore, no dividend was declared for the quarter. The Board of Directors will review the next regular dividend in December.

INVESTMENT REVIEW

     The third quarter was a very difficult investment environment for all equity investors, and was a particularly difficult period for real estate security investors. The Fund's total return was -24.7% in the quarter. By comparison, the NAREIT Equity REIT Index total return was -10.5%, The Standard & Poor's 500 Index total return was -10.0%, and the Russell 2000 Index total return was -20.3%. The Fund's year-to-date return was -31.8% compared to the NAREIT Equity REIT Index total return of -15.0% and the Russell 2000 Index total return of -16.2%

     Never before has the state of real estate finance deteriorated as quickly and dramatically as in the latest three-month period. Whereas at mid-year the equity market was beginning to close to REITs in need of capital, the decline in REIT share prices in the third quarter completely shut off access to equity capital for all publicly-traded real estate companies. Despite a sharp rally in mid-September, this year's price decline remains on track to be the worst in REIT history.

     Of greater near-term consequence, however, is the recent shutdown of the real estate debt markets. It is estimated that somewhere between $30 and $40 billion in mortgage loans and commitments have been made by financial institutions to real estate developers and owners. These loans, which are now held on the books of these financial institutions, were expected to be 'securitized' and sold to investors in the form of commercial mortgage backed securities ('CMBS'). The recent widening of yield spreads between U.S. government debt securities and nearly all other debt has left these securities unsold, and in many instances unsalable. The financial institutions holding this paper face substantial losses and, moreover, can no longer make any further loan commitments. Whereas the problems in the equity market primarily affected public companies, the difficulties in the debt market affect the entire real estate industry.

     As a result, the real estate industry is facing a liquidity crisis that is typical for this stage of the economic and real estate cycle. Unlike the end of nearly all other real estate cycles, however, property market conditions are exceptionally good: vacancy rates are low, rents are rising and new construction is sufficient only to meet existing strong demand for space -- hardly the circumstances which should cause investor concern. This has led many in the real estate industry -- both public and private -- to question the wisdom of the financial market mechanism.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

     We believe that the absence of demand for both debt and equity real estate securities is a reflection of the market's concern with respect to three issues. First is the future course of the economy. If the weakness in the stock market and strength of the government bond market signal an economic recession, then the resulting decline in demand for space would clearly remove the strongest underpinning of the real estate recovery of the past several years. Second, the dramatic growth of the real estate equity and debt markets over the past several years has raised the specter of potential financial excesses in the real estate markets; simply put, too much money has been chasing real estate. And third, the threat of deflationary pressures on the prices of both hard and financial assets is potentially a devastating one for all investors, particularly those in real estate.

     In contrast to the opinions of many, we believe that the capital markets have behaved magnificently with respect to real estate. Cutting off funding for new development before severe over-building could take place, for example, has dramatically improved the probability of a more mild real estate downturn, if there is to be one at all. Similarly, the closing of the debt markets is punishing not only those resorting to high leverage but also their lenders for imprudent financial practices. Finally, the liquidity squeeze has put an end to an upward spiral of property prices which, if allowed to go any further, would have reached an unsustainable high level.

INVESTMENT OUTLOOK

     Regarding our investment strategy it is clear, with the benefit of twenty-twenty hindsight, that the past nine months was a period in which maximum defensiveness would have produced superior investment returns. Looking forward, however, a defensive strategy -- while comforting in the midst of difficult conditions -- will not produce the best returns, in our opinion. While risk levels appear to be high, we believe that the next twelve months will present high-return potential investment opportunities that are well worth their attendant risks. This assessment is predicated on the rapid decline in real estate financing, which has shut down construction quickly and has reduced competition for acquisitions. These factors should lead to stable if not rising profit growth for certain public real estate companies. At the same time that these fundamentals are turning positive, REIT valuations are at historically low levels.

     We expect that construction starts will decline significantly. Construction lenders are at the forefront of the capital retrenchment, motivated by greater uncertainties of tenant demand for space and the availability of long-term financing. It is significant that construction has been shut off before fundamentals began to deteriorate, which should enable property owners to enjoy better earnings than previously expected. For historical perspective, the Office sector entered the 1990 recession with 19% vacancy -- the result of 5.5% annual supply growth during the five years leading up to the recession. Today, office vacancies are 10% and supply has been added at a rate of only 1.5%.

     The real estate credit crunch, in conjunction with the decline in public market valuations of real estate companies, has served to increase property yields and opportunities in the private market. The catalyst, however, behind the new set of opportunities is that many real estate operators built up significant amounts of leverage the past several years with the belief that equity would be available at some point in the future. Competition from

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

these debt-financed private competitors has been eliminated, while the property portfolios amassed by many of them will soon be available for acquisition either through outright sale or by foreclosure.

     Valuations of real estate securities are compelling by every measure. Looking at funds from operations ('FFO', or cash flow), the sector is trading at
8.9 times forward FFO -- the lowest valuation in the past twelve years (including the early 1990s when the real estate industry was at the depths of recession). Relative to stocks, REIT valuations are at a five-year low, measured by relative earnings multiples: the S&P 500 Index P/E multiple is 2.3 times the FFO multiple for REITs. Importantly, nearly all companies' stocks are trading at a discount to net asset value (the private market value of their real estate assets).

     We are positioning the portfolio for maximum exposure to the companies that will benefit from the pullback in real estate financing. Companies in the Office and Hotel sectors will benefit both from the decline in new construction as well as reduced competition for acquisitions. We expect to have at least half of the portfolio in companies that we have characterized as 'Realty Majors'. These companies have the strongest management teams, market positions and, most importantly in the current environment, cash-rich balance sheets. The remaining portion of the portfolio will consist of special situations, which may entail a contrarian approach where companies are out of favor but their share prices over-discount fundamentals. The Hotel sector, for example, has several world class companies whose shares can be purchased at significant discounts to asset value.

     The Fund's top two holdings -- LNR Property Corp. and Vornado Realty
Trust -- have particularly compelling opportunities. LNR Property is uniquely positioned to take advantage of the liquidity crisis and large backlog in the CMBS market. LNR has the organization, relationships, balance sheet and market position to acquire and work out CMBS at very high returns. Vornado has $1 billion of balance sheet liquidity to take advantage of the opportunities in its principal business, New York City office management. Specifically, several New York City office portfolios have been assembled with debt financing; these debt-financed owners should feel pressure to restructure their debt, creating an opening for Vornado.

     The primary risk to our investment strategy is a scenario where the U.S. economic slowdown becomes severe. In this environment, the decline in demand for space would offset the benefits of declining construction and improving investment opportunities. We believe that much of this risk is discounted in the currently depressed share prices, which are cheaper today than at any time in the past, including before and during economic recessions. In addition, the Federal Reserve is in a good position to continue the monetary easing that began in early October. Nonetheless, there may still be some market turbulence before year-end due to potential further fallout from the credit crunch, particularly if one or more major financial institutions were to fail. In addition, there may be tax-loss selling before year-end that could further depress stock prices.

     We would view any further weakness in the REIT group, however, as the final phase of a correction that could lead to a period of strong and sustainable earnings growth and stock market performance. Prior to 1998 there were four years when REIT returns were negative: those declines averaged 14.0%. The current decline (-15.0% year to date through September) seems like a full correction in the context of how real estate conditions

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

compare to those in prior down periods. While there was one period of back-to-back negative return years (1973 -- 74), the total return performance for REITs following down years averaged 16.3% annually over the subsequent two-year periods.

     Real estate capital market conditions have changed dramatically in the past quarter. These changes have vastly broadened the range of high-return opportunities available to the leading public real estate companies and, by translation, have renewed the return potential for the Fund. We believe that if the opportunities for REITs expand, so too will their P/E ratios, and capital availability will become less of an issue than it has been over the past year. We are disappointed with the Fund's under-performance in a declining market, but are confident that the companies in the portfolio are well positioned for the opportunities that will become available in the coming months.

Sincerely,

                MARTIN COHEN                      ROBERT H. STEERS
                MARTIN COHEN                      ROBERT H. STEERS
                President                                   Chairman

                                   JOSEPH M. HARVEY
                                   JOSEPH M. HARVEY
                                   Director of Research
                                   Cohen & Steers Capital Management, Inc.

   On September 10, 1998 the Fund's Board of Directors reopened the Fund to new investors for an indefinite period of time. In the future, the Fund's Board of Directors will periodically consider whether, in light of then-existing market conditions, the Fund should impose limitations on the sale of its shares.

   Cohen & Steers is now online at www.cohenandsteers.com. Visit our website for daily navs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1998 (UNAUDITED)

                                                                          NUMBER                      % OF
                                                                        OF SHARES       VALUE      NET ASSETS
                                                                        ----------   -----------   ----------
EQUITIES
      LNR Property Corp. .........................................        480,800    $ 9,285,450      11.17%
      Vornado Realty Trust........................................        275,200      9,116,000      10.97
      Starwood Hotels & Resorts Trust.............................        236,100      7,201,050       8.66
      Mack-Cali Realty Corp. .....................................        202,500      6,075,000       7.31
     *Omega Worldwide.............................................        892,331      4,573,196       5.50
      SL Green Realty Corp. ......................................        202,700      4,256,700       5.12
      Patriot American Hospitality................................        319,600      4,074,900       4.90
      Apartment Investment & Management Co. -- Class A............        107,300      4,050,575       4.87
      Arden Realty Group..........................................        177,300      3,956,006       4.76
      Crescent Real Estate Equities Co. ..........................        153,400      3,873,350       4.66
      Forest City Enterprises -- Class A..........................        172,700      3,626,700       4.36
     *Crescent Operating..........................................        454,700      3,182,900       3.83
     *American Retirement Corp. ..................................        191,500      2,980,219       3.58
      First Industrial Realty Trust...............................        110,500      2,817,750       3.39
      Prime Group Realty Trust....................................        123,500      2,068,625       2.49
     *Wellsford Real Properties...................................        218,900      2,038,506       2.45
      TrizecHahn Corp. ...........................................         96,500      1,809,375       2.18
     *Alexander's.................................................         23,300      1,788,275       2.15
      Meditrust Corp. ............................................         48,200        822,413       0.99
     *Hospitality Worldwide Services..............................        218,400        682,500       0.82
                                                                                     -----------   ----------
            TOTAL EQUITIES (Identified cost -- $101,322,321)......                    78,279,490      94.16
                                                                                     -----------   ----------

                                                                        PRINCIPAL
                                                                          AMOUNT
                                                                        ----------
COMMERCIAL PAPER
      Aluminum Company of America, 5.60%, 10/01/98................      $1,492,000     1,492,000       1.79
      Avnet, 5.60%, 10/01/98......................................       2,000,000     2,000,000       2.41
                                                                                     -----------   ----------
            TOTAL COMMERCIAL PAPER
               (Identified cost -- $3,492,000)....................                     3,492,000       4.20
                                                                                     -----------   ----------
TOTAL INVESTMENTS (Identified cost -- $104,814,321)...............                    81,771,490      98.36
OTHER ASSETS IN EXCESS OF LIABILITIES.............................                     1,362,713       1.64
                                                                                     -----------   ----------
NET ASSETS (Equivalent to $21.78 per share based on 3,817,306
   shares of capital stock outstanding)...........................                   $83,134,203     100.00%
                                                                                     -----------   ----------
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

------------------------

* Non-income producing security.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                            FINANCIAL HIGHLIGHTS'D'
                         SEPTEMBER 30, 1998 (UNAUDITED)

                                                                                                      NET ASSET VALUE
                                                                    TOTAL NET ASSETS                     PER SHARE
                                                               ---------------------------   ---------------------------------

NET ASSET VALUE:
Beginning of period: 12/31/97................................                 $135,934,404                         $ 32.25
      Net investment income..................................  $  2,080,713                      $  0.49
      Net realized and unrealized loss on investments........   (47,293,481)                      (10.69)
      Distributions from net investment income...............    (1,245,699)                       (0.27)
                                                                                             ---------------
      Capital stock transactions:
            Sold.............................................    42,060,275
            Distributions reinvested.........................     1,046,299
            Redeemed.........................................   (49,448,308)
                                                               ------------
Net decrease in net asset value..............................                  (52,800,201)                         (10.47)
                                                                              ------------                         -------
End of period: 9/30/98.......................................                 $ 83,134,203                         $ 21.78
                                                                              ------------                         -------
                                                                              ------------                         -------

------------------------
'D' Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

 OFFICERS AND DIRECTORS

 Robert H. Steers
 Director and Chairman

 Martin Cohen
 Director and President

 Gregory C. Clark
 Director

 George Grossman
 Director

 Jeffrey H. Lynford
 Director

 Willard H. Smith, Jr.
 Director

 Elizabeth O. Reagan
 Vice President

 Adam Derechin
 Vice President and
 Assistant Treasurer

 William Goodwin
 Assistant Secretary


 KEY INFORMATION

 INVESTMENT ADVISER
 Cohen & Steers Capital Management, Inc.
 757 Third Avenue
 New York, NY 10017
 (212) 832-3232

 SUB-ADMINISTRATOR AND TRANSFER AGENT
 Chase Global Funds Services Co.
 73 Tremont Street
 Boston, MA 02108
 (800) 437-9912

 CUSTODIAN
 The Chase Manhattan Bank, N.A.
 One Chase Manhattan Plaza
 New York, NY 10081

 LEGAL COUNSEL
 Dechert Price & Rhoads
 1775 Eye Street, NW
 Washington, DC 20006
 NASDAQ Symbol: CSSPX

 Website: www.cohenandsteers.com

 Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under Cohen & Steers.

 This report is authorized for delivery only to shareholders of Cohen & Steers Special Equity Fund, Inc.
 unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund.


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                          STATEMENT OF DIFFERENCES
                          ------------------------

The dagger symbol shall be expressed as........................... 'D'